                                                                   Exhibit 10.41

                                SUPPLY AGREEMENT

      This Agreement ("Agreement") is entered into, effective as of the 17th day of June, 1996 ("Effective Date") by and between THE STROH BREWERY COMPANY, an Arizona corporation ("Buyer"), and ANCHOR GLASS CONTAINER CORPORATION, a Delaware corporation ("Seller").

                                    RECITALS

      A. Buyer has entered into an Asset Purchase Agreement, dated as of April 1, 1996 (the "Asset Purchase Agreement") with Heileman Holding Company ("HHC"),
G. Heileman Brewing Company, Inc. ("GHB"), and the subsidiaries of GHB listed on Schedule A attached hereto (the "Heileman Subsidiaries"), pursuant to which Buyer will purchase the following (the "Heileman Assets"):

            all of the assets and business of HHC, GHB and the Heileman Subsidiaries (collectively, the "Transaction Sellers"), excepting only the capital stock of the Heileman Subsidiaries

(such purchase under the Asset Purchase Agreement being herein referred to as the "Transaction").

      B. Buyer has provided a copy of the Asset Purchase Agreement to Seller.

      C. Seller has agreed to provide funds to Buyer for the purpose of assisting Buyer to complete the Transaction, and Buyer has agreed to purchase bottles from Seller, all upon the terms and conditions herein provided.

                                 OPERATIVE TERMS

      In consideration of the premises and the mutual promises and covenants set forth below, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Cash Payment by Seller. In order to enable Buyer to purchase the Heileman Assets, Seller shall pay to Buyer, subject to adjustments as provided herein, TWENTY-THREE MILLION AND NO/100 DOLLARS ($23,000,000.00) ("Cash Payment"), as follows:

            (a) on July 1, 1996, ("Heileman Closing Date"), Seller shall pay to Buyer TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) upon Seller's receipt of the "Heileman Closing Certificate" (as defined below).

            (b) on December 31, 1997, Seller shall pay to Buyer SIX MILLION AND NO/100 DOLLARS ($6,000,000.00); and

      (c) on December 31, 1998, Seller shall pay to Buyer SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00).
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Except as expressly provided in this Agreement, Buyer shall not be entitled to receive any interest on any unpaid part of the Cash Payment.

      As used in this Agreement, the term "Heileman Closing Certificate" shall mean a certificate signed by any two or more of William L. Henry, as President of Buyer, Christopher T. Sortwell, as Senior Vice President (Finance) and Chief Financial Officer of Buyer, and George E. Kuehn, as Senior Vice President, General Counsel and Secretary of Buyer, dated the date of the Heileman Closing and in precisely the form of Schedule B attached hereto.

      2. Heileman Closing. The closing of the Transaction ("Heileman Closing") shall occur on the Heileman Closing Date in the offices of Simpson, Thacher & Bartlett in New York, New York.

      3. Representations and Warranties of Buyer. Buyer represents and warrants to Seller that:

            (a) the Heileman Assets include on the date hereof, and shall include on the Heileman Closing Date, (i) the breweries and other plants identified in Schedule C attached hereto; and (ii) all the products and product names owned by or used by the Transaction Sellers and all rights associated therewith, including without limitation, all intellectual property rights;

            (b) on the Heileman Closing Date, Buyer shall be the sole owner of all the Heileman Assets;

            (c) the financial statement delivered to Seller for Buyer dated March 31, 1996 is true and complete, as of its date and in all material respects on the Heileman Closing Date, and Buyer is solvent on the date hereof;

            (d) the financial statement delivered to Seller for GHB dated December 31, 1995 is, to the best of Buyer's knowledge, true and complete, as of its date;

            (e) the pro forma financial statement delivered to Seller for Buyer, after acquisition of the Heileman Assets, dated May 2, 1996, is identical to the pro forma financial statement delivered by Seller to Morgan Guaranty Trust Company of New York ("Morgan") in connection with the making of the loans described in the Credit Agreement to be executed on or about the date of the Heileman Closing ("Credit Agreement"), among Buyer, The Stroh Companies, Inc. ("Stroh, Inc.") certain lending banks named therein, and Morgan as agent;


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            (f) after consummation of the acquisition by Buyer of the Heileman
Assets, neither Buyer nor any "Affiliate of Buyer" (as defined below) will have any obligation or commitment, oral or written, to purchase bottles or other glass containers from any person or entity except (i) obligations to Seller pursuant to this Agreement, (ii) the existing, unfulfilled, portion of Buyer's obligations assumed from Heileman to other vendors to purchase no more than *** gross bottles in calendar year 1996, a portion of which obligations were fulfilled before the date hereof; (iii) obligations existing as of the date hereof to other vendors to purchase no more than *** gross bottles in calendar year 1997, *** gross bottles in calendar year 1998, *** gross bottles in calendar year 1999, *** gross bottles in calendar year 2000, and *** gross bottles in calendar year 2001, and (iii) incidental bottles purchased by Buyer for its own use and not for packaging, resale or distribution by Buyer.

As used in this Agreement, the term "Affiliate of Buyer" shall mean each subsidiary of Buyer, each entity in which Buyer has a majority interest or voting control, each entity owning, either directly or indirectly, an equity interest in Buyer, and each entity succeeding Buyer by operation of law or following a merger or sale of Buyer's stock or assets. Buyer shall ensure that, during the term hereof, no Affiliate of Buyer shall, individually or in the aggregate, purchase Bottles from vendors other than Seller unless Buyer is entitled under this Agreement to purchase such Bottles directly from such other vendors.

      4. Purchase and Sale.

            (a) Commencing on the date of the Heileman Closing, Seller will sell to Buyer and Buyer will purchase from Seller bottles and glass containers produced at Seller's plants ("Bottles"), conforming in all material ways to the "Specifications" (as defined below). At all times during the term of this Agreement, subject to the conditions expressly set forth herein, Buyer shall purchase from Seller one hundred percent (100%) of Buyer's total requirement for bottles and other glass containers, excluding only (i) bottles supplied by other vendors which currently have valid, enforceable contracts with Buyer, subject to the limits specified in Sections 3(f) and 5 of this Agreement, (ii) bottles supplied by other vendors pursuant to valid, enforceable contracts with entities acquired by Buyer or an Affiliate of Buyer (by way of asset purchase, stock purchase, merger, or otherwise) after the date hereof, but only to the extent that such contracts were not created with the express or implicit consent of Buyer in contemplation of the acquisition and only to the extent that Buyer is obligated by law or under the terms of such contracts, or required as a condition to the acquisition by Buyer, to assume and perform the obligations of such other entity after the date of such acquisition, and (iii) bottles purchased by Buyer in accordance with Sections 4(e) and 4(f) of this Agreement.

            (b) Buyer acknowledges that Seller's agreement to pay the Cash Payment is made in consideration of Buyer's agreement to purchase 100% of Buyer's requirements for Bottles, as provided herein. Buyer expects to purchase Bottles in the following amounts for each calendar year ("Expected Purchases"), which amounts reflect Buyer's current requirements and its expected future requirements but not necessarily its actual future requirements:


*** Portions hereof have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406 of Regulation C.


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      --------------------------------------------------------------------
            Calendar Year                 Number of Gross of Bottles
      --------------------------------------------------------------------
                 1996                      4.6 Million(1) (excluding
                                       Bottles purchased by Heileman
                                       before the Heileman Closing Date)
      --------------------------------------------------------------------
                 1997                             *** Million
      --------------------------------------------------------------------
              1998-2001                           *** Million
      --------------------------------------------------------------------
              2002-2011                           *** Million
      --------------------------------------------------------------------

      (1) Which amount will be (A) adjusted downward by any amount by which actual sales to other vendors under Section 3(f)(ii) in 1996 is
            below       ***   million gross as of the date of the Heileman
            Closing, and (B) adjusted upward by any amount by which actual sales to other vendors under Section 3(f)(ii) in 1996 is above *** million gross as of the date of the Heileman Closing.

If Buyer purchases less than the Expected Purchases in any calendar year as a result of Buyer's insolvency, or as a result of the packaging of bottles by an Affiliate of Buyer, or as a result of a sale of stock or assets by Buyer or a merger or other corporate reorganization of Buyer, the Cash Payment shall be adjusted or repaid to Seller, on an equitable basis, to compensate Seller for the loss of expected business.

            (c) On or before September 30 of each year, Buyer shall provide to Seller, in writing, an estimate of Buyer's bottle requirements, by item, size and brewery location, for the upcoming calendar year, and, thereafter, Buyer shall notify Seller, in writing, of any revision to such estimate, each such revision to be effective on the first day of the second calendar month after the notice (such estimate, as so revised and as otherwise modified from time to time by written agreement between Seller and Buyer, is referred to herein as the "Estimate of Requirements"), by item, by brewery for the upcoming calendar year. If an estimate is not provided to Seller by any September 30 for the upcoming calendar year, the most recent prior Estimate of Requirements will be effective on January 1 of such calendar year.

            (d) As used herein, the term "Specifications" shall mean the written specifications previously provided to Seller by Buyer for the Bottle types and sizes described in Schedule D attached hereto and the written specifications hereafter provided to Seller by Buyer and mutually agreed upon by Seller and Buyer for Bottle types and sizes hereafter desired by Seller.

            (e) If Seller is unable to provide sufficient Bottles to satisfy Buyer's requirements, Seller shall notify Buyer as to the number or type, if any, of Bottles that Seller elects not to provide, and Buyer will have the right until further notice from Seller to purchase from other sources the number of Bottles, which, together with the Bottles supplied by Seller, is sufficient to satisfy such requirements. Thereafter, upon notice from Seller that it will provide sufficient Bottles to satisfy


*** Portions hereof have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406 of Regulation C.



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such requirements, Buyer shall, as soon as possible under the circumstances, resume purchasing Bottles from Seller to the extent required under Section 4(a) of this Agreement.

      If Seller fails to provide Bottles in material compliance with the Specifications, Buyer shall so notify Seller in writing, and Seller shall exercise reasonable efforts to otherwise correct such noncompliance within a reasonable time under the circumstances, but in any event within sixty (60) days after Buyer's written notice. If Seller fails to timely correct such noncompliance as required under this Section 4(e), Buyer will have the right until the noncompliance is corrected to purchase from other sources the number of Bottles, which, together with the Bottles supplied by Seller, is sufficient to satisfy the Buyer's requirements. Thereafter, upon Seller's correction of the noncompliance, Buyer shall, as soon as possible under the circumstances, resume purchasing Bottles from Seller to the extent required under Section 4(a) of this Agreement.

            (f)   ***

                  (i)   ***

                  (ii)  ***

                  (iii) ***


*** Portions hereof have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406 of Regulation C.



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                  (iv) A failure by Buyer to timely provide any notice permitted under this Section 4(f) will be deemed for all purposes to constitute a waiver of Buyer's right to provide such notice.

                  (v) Notwithstanding the rights of Buyer in this Section 4(f) to purchase Bottles from sources other than Seller, it is the intention of the parties that Seller will become the sole source of Bottles for Buyer. The parties shall exercise good faith efforts to effectuate such intention.

            (g)   ***

      5. Buyer's Covenants.

            (a) Except as expressly permitted herein, neither Buyer nor any Affiliate of Buyer may purchase bottles or other glass containers during the term hereof from any vendor other than Seller (individually, an "Other Vendor", and, collectively, the "Other Vendors").

            (b) If Buyer or any Affiliate of Buyer enters into any "co-packing" agreement or other arrangement, partnership or agreement ("Co-Packing Agreement"), Buyer or such Affiliate of Buyer shall exercise reasonable, good faith efforts to (i) permit Buyer to have the right, under such Co-Packing Agreement, to purchase Bottles or to designate the supplier of Bottles, and (ii) ensure that the net effect of all such Co-Packing Agreements, taken together, does not result in a reduction of Bottles purchased from Seller. Additionally, if, under the terms of any Co-Packing Agreement, Buyer or any Affiliate of Buyer has the right to purchase bottles or to designate the supplier of bottles, then Buyer shall not permit the purchase of bottles thereunder from any Other Vendor, except to the extent that any such purchase is otherwise permitted under this Agreement.

            (c) Buyer and each Affiliate of Buyer shall terminate as soon as possible its obligations and commitments to all Other Vendors (including, without limitation those Other Vendors described in Section 4(a)(ii) hereof, but excluding Other Vendors from whom Buyer is expressly authorized to purchase under Sections 4(e) and 4(f) hereof), provided, however, that Buyer and the Affiliates of Buyer will not be obligated, in connection with any such termination, to breach any such obligations and commitments. In order to accomplish such terminations, Buyer shall diligently provide notice of termination as may be required or permitted under any contract with any such Other Vendor.

            (d) The amount of bottles and other glass containers purchased by Buyer from all Other Vendors (excluding Other Vendors from whom Buyer is expressly authorized to purchase under Section 4(e) and 4(f) hereof) during any calendar year shall not exceed the amounts specified in the foregoing Section 3(f) for any calendar year.

            (e) Neither Buyer nor any Affiliate of Buyer shall purchase from any Other Vendor (excluding Other Vendors from whom Buyer is expressly authorized to purchase under


*** Portions hereof have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406 of Regulation C.


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Sections 4(e) and 4(f) hereof) any size or type of bottle which is not currently being supplied by, or required to be supplied by, such Other Vendor to Buyer under a valid and enforceable contract with such Other Vendor.

            (f) Buyer shall cause each Affiliate of Buyer to comply in all respects with the provisions of this Agreement pertaining to such Affiliate of Buyer. Additionally, if Buyer has an equity interest in any entity which is not an Affiliate of Buyer, Buyer shall exercise reasonable good faith efforts to cause such entity to comply with the provisions of this Agreement pertaining to the Affiliate of Buyer.

      6. Term. The initial term of this Agreement shall commence effective as of the Effective Date and continue until June 30, 2011. The term of this Agreement shall be extended automatically for additional terms of two (2) years each, unless, at least six (6) months prior to the end of a term, one party has delivered to the other party a notice of termination of this Agreement.

      7. Prices

            (a) The initial prices of Bottles to be purchased hereunder are set forth on Schedule D attached hereto and incorporated herein by reference. Such prices are effective through March 31, 1997, and shall be adjusted thereafter as set forth in this Section 7. Prices for new products shall be determined by mutual agreement as and when such new products are introduced.

            (b) During the first (1st) calendar quarter of 1997, Seller shall present to Buyer data, in the form set forth in Schedule E, for the purpose of establishing Bottle prices for the period beginning April 1, 1997 and ending December 31, 1997 ("Partial Year"). Such data will identify the average annualized changes (for the twelve month period ending March 31, 1997) in the primary glass production cost components at Seller's plants, weighted as shown, using April 1, 1996 as the base calculation date and will identify, as the "% increase/decrease in Bottle prices," an amount equal to *** percent *** of the "total effect" on component cost. Except as provided in Sections 7(f) and (g) below, Bottle prices for the Partial Year shall be adjusted upward or downward, as appropriate, by the "% increase/decrease in Bottle prices".

            (c) During the fourth (4th) calendar quarter of 1997, Seller shall present to Buyer data, in the form set forth in Schedule E, for the purpose of establishing Bottle prices for the period beginning January 1, 1998 and ending December 31, 1998 ("First Full Year"). Such data will identify the average annualized changes (during the nine-month period ending December 31, 1997) in the primary glass production cost components at Seller's plants, weighted as shown, using April 1, 1997 as the base calculation date and will identify, as the "% increase/decrease in Bottle prices", an amount equal to *** percent *** of the "total effect" on component cost. Except as provided in Sections 7(f) and
(g) below, Bottle prices for the First Full Year shall be adjusted upward or downward, as appropriate, by the "% increase/decrease in Bottle prices".

            (d) During the fourth (4th) calendar quarter of each year during the term of this Agreement, beginning in 1998 (including any extended term), Seller shall present to Buyer data, in the form set forth in Schedule E, for the purpose of establishing Bottle prices for the calendar year beginning on the next succeeding January 1. Such data will identify the average annualized changes


*** Portions hereof have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406 of Regulation C.



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(during the twelve month period ending on December 31 of the year the data is given) in the primary glass production cost components at Seller's plants, weighted as shown, using the preceding January 1 as the base calculation date and will identify, as the "% increase/decrease in Bottle prices", an amount equal to *** percent *** of the "total effect" on component cost. Except as provided in Sections 7(f) and (g) below, Bottle prices for the following calendar year shall be adjusted upward or downward, as appropriate, by the "% increase/decrease in Bottle prices".

            (e) Buyer shall have the right to have an audit of Seller's records performed by Buyer's independent accountants for the limited purpose of verifying the correctness of the data and the calculations shown in each Schedule E submitted to Buyer. Buyer recognizes that such records are the confidential, proprietary information of Seller, and Buyer shall take such steps as are reasonably necessary to ensure that no information or data from such records is revealed to any person or entity except Buyer's accountants and employees of Buyer who have a business need to know such information and who have agreed to maintain the confidentiality of such records.

            (f) If Seller's marginal income from the sale of Bottles under this Agreement deteriorates for two successive years during the term hereof as a result of market conditions, component costs or production costs over which Seller has no effective control, Buyer shall reasonably consider a reasonable increase in prices as necessary to restore Seller's marginal income from such sales.

            (g) It is the intention of the parties that Buyer shall not become economically disadvantaged, relative to other purchasers from Seller, as a direct result of the prices determined pursuant to the foregoing Sections 7(a) -
(f). Accordingly, an alternative adjustment in price shall be made as follows for any product:

                   (i) if Seller sells substantially the same product at substantially the same annual volume to another purchaser and Seller has agreed to make an adjustment in the price to that purchaser for the same period, which adjustment (expressed as a percentage of the price for that product for the previous period) is more favorable than the adjustment to Buyer as computed under the foregoing Sections 7(b) - (d). In such case, the price for such product to Buyer shall be adjusted downward by the same percentage as the price for such product was adjusted to the other purchaser for the same period.

                   (ii) if Seller sells substantially the same product at a different volume to another purchaser and Seller has agreed to make an adjustment in the price to that purchaser for the same period, which adjustment (expressed as a percentage of the price for that product for the previous period) is more favorable than the adjustment to Buyer as computed under the foregoing Sections 7(b) - (d). In such case, the price for such product to Buyer shall be adjusted downward equitably by Seller based on the relative costs to, and volumes purchased by, Buyer and the other purchaser.

The price of all other products purchased by Buyer shall be adjusted as provided in the foregoing Sections 7(b) - (d). Buyer acknowledges that the data for the computations required by this Section 7(g) is largely confidential and may not be disclosed by Seller. For purposes of determining the accuracy of such computations, Buyer shall rely solely on summary information provided by Seller


*** Portions hereof have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406 of Regulation C.



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and Seller's good-faith obligation to adjust prices hereunder in an accurate, timely manner, and Buyer shall not have the right to receive data supporting any adjustments made hereunder.

      8. Payment Terms. All Bottles sold pursuant to this Agreement shall be invoiced upon shipment with payment terms of "1% Ten/Net 30 days," i.e., a one percent discount will be taken by Buyer for payment by the 10th day following receipt of the invoice, with net payment due by the thirtieth day following receipt of the invoice.

      9. Ordering and Delivery. Buyer shall order Bottles from Seller by issuing annually a standard purchase order form with a reference on the front side thereof to this Agreement. In the event there are any inconsistencies between the terms and conditions stated on the preprinted purchase order and the terms and conditions of this Agreement, the provisions of this Agreement shall govern.

      10. Packaging. Packaging shall be in accordance with normal industry standards, unless specific other packaging requirements are mutually agreed upon by Seller and Buyer.

      11. Force Majeure. In the event that either party's performance of its obligations under this Agreement are delayed or prevented as a result of any law, decree, order or regulation, either local, state or federal, or in the event of such delay or prevention of performance as a result of any riots, war, public disturbances, strikes, fires, floods, acts of God, accidents of navigation, failure of delivery of raw material, or for any other reason (whether or not of the same class or kind as set forth above), which occurrence was not within the control of the party whose performance has been affected and which, by the exercise of reasonable diligence, that party could not have reasonably prevented or avoided, then such party's failure to perform shall be excused and such party shall not be subject to any liability for its failure to perform its obligations hereunder; provided that the party whose performance has been affected takes all reasonable action to remove the occurrence which has prevented or delayed its performance as expeditiously as possible. The requirement that any such Force Majeure be removed as quickly as possible shall not require the settlement of strikes or labor controversies by acceding to the demands of the opposing party or parties to the extent that the party whose performance has been affected continues to negotiate with such party. Either party may, at its option, suspend delivery or receipt of Bottles during the period that such cause continues.

      12. Warranties

            (a) In lieu of all other warranties whether express or implied, Seller hereby expressly warrants that the Bottles sold to Buyer hereunder shall be materially free from defects in the workmanship and materials; shall conform in material respects to the Specifications as may be amended by agreement from time to time; and in any case shall be suitable for use as containers for Buyer's beverages. These warranties shall survive acceptance and payment by Buyer. Seller specifically disclaims all other warranties, including without limitation all implied warranties of merchantability and fitness for a particular purpose.

            (b) Seller shall not be liable to Buyer, or to any other party, to the extent that Seller reasonably establishes that claims have resulted from (i) faulty crowns, or (ii) the failure of Buyer (or any other person, other than a person engaged or otherwise hired by Seller, from time to


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time having control or custody of allegedly defective Bottles) to exercise in accordance with the customary good commercial practice of the trade the proper degree of care in conveying, warehousing, inspecting, using, packing, distributing, or storing filled or unfilled Bottles.

            (c) Nothing in this Agreement shall be construed to impose upon Seller liability (i) for consequential damages of any kind, such as lost profits or lost business, or (ii) for damages and expenses attributable to acts or omissions of Buyer, its employees or agents, or any parties other than Seller or its agents or employees.

      13. Waiver. No failure or delay on the part of either party in exercising its right, power or remedy under this Agreement shall operate as a waiver of such right, power or remedy nor shall any single or partial exercise of any such right, power or remedy operate as a waiver thereof.

      14. Termination. This Agreement may be terminated by either party prior to the expiration of the initial term of this Agreement or any renewal thereof for breach of a material provision of this Agreement by either party, provided the party alleging the breach gives the other party a written notice setting forth the nature of such breach, and said other party shall have ninety (90) days from receipt of such notice to cure the breach. If said other party has not secured the breach within said ninety-day period, this Agreement may be terminated immediately by the party alleging the breach. Disputes regarding any breach hereof or the curing of any such breach will be resolved in accordance with
Section 19 hereof.

      15. Effect of Termination. In the event of termination of this Agreement by either party pursuant to the provisions of Section 14 above, Buyer shall be required to take delivery and pay for all Bottles previously ordered from Seller unless the notice of termination by Buyer states that such Bottles do not meet the Specifications therefor. Also, upon termination of this Agreement for any reason, Seller shall have no further obligation to pay to Buyer any part of the Cash Payment, and buyer shall immediately repay to Seller any part of the Cash Payment previously paid by Seller which exceeds the product of (a) $4,200.91, multiplied by (b) the number of days after the Heileman Closing Date when the termination occurred.

      16. Notices. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been given if personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

      If to Buyer, to:        The Stroh Brewery Company
                              100 River Place
                              Detroit, Michigan 48207
                              Attention: Vice President in Charge
                                         of Purchasing

      With a copy, at the same address, to the attention of Buyer's General Counsel;

      If to Seller, to:       Anchor Glass Container Corporation
                              4343 Anchor Plaza Parkway
                              Tampa, Florida  33634


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

                              Attention: Senior Vice President,
                                         Beer Industry

      With a copy to:         Carlton, Fields, Ward, Emmanuel,
                                    Smith & Cutler, P.A.
                              One Harbour Place, Fifth Floor
                              Tampa, Florida 33602
                              Attention: Edgel C. Lester, Jr.

or to such other address as may hereafter be furnished by the respective party by notice to the other party in the manner required above. Such notice or communication shall be deemed to have been effected and received as of the date personally delivered, or if mailed, three (3) days after the date so mailed.

      17. Entire Agreement. This Agreement, including the attached Schedules and any purchase orders issued by Buyer pursuant to this Agreement, contains the entire agreement between the parties with respect to the matters covered hereby, and there are no other agreements, written or oral, with respect to such matters except as set forth herein. This Agreement may be amended only by a writing duly executed by each of the parties. This Agreement supersedes all prior agreements between Buyer and Seller with respect to the sale and purchase of Bottles.

      18. Assignability. Neither this Agreement nor any right or obligation arising hereunder shall be assigned by either party hereto without the prior written consent of the other party (which consent shall not be unreasonably withheld) except that the parties agree that no such consent shall be necessary if either party hereto is a party to a merger or consolidation which results in the rights and obligations hereunder being transferred, by operation of law, to a successor company.

      19. Dispute Resolution. If the parties hereto are unable to resolve a disagreement or reach agreement concerning any dispute on any matter, the parties or either party may refer the matter for good-faith resolution to the Chief Executive Officers of the parties or other individuals holding comparable executive positions and who have applicable decision-making authority ("CEO's"). Within 20 days after referral to the CEO's, the CEO's shall meet at a mutually acceptable time and place to exchange relevant information and attempt to resolve the disagreement. Resolution of the disagreement by the CEO's shall be final and binding on the parties.

      20. Captions. The captions of the various sections of the Agreement have been inserted only for the purpose of convenience of reference. Such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain or restrict any provisions of this Agreement.

      21. Limit of Authority. Both parties are independent contractors and this Agreement does not constitute either party as the legal representative of the other for any purpose whatsoever. Neither party has authority under this Agreement to assume or create any obligation whatsoever, expressed or implied, on behalf or in the name of the other party, nor to bind the other in any manner whatsoever.

      22. Confidentiality. Neither party shall, without the written consent of the other party, disclose the terms or content of this Agreement to any other person or entity, except employees and agents of the party as necessary for the performance or enforcement of this Agreement, institutions to whom the party has applied for financing, and others upon the order or demand of any court, tribunal or governmental agency.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.]

THE STROH BREWERY COMPANY            ANCHOR GLASS CONTAINER CORPORATION


By: /s/ G. E. Kuehn                  By: /s/Alfonso Gomez Palacio
    ----------------------------         ----------------------------
    Name:  G.E. Kuehn                    Name:  Alfonso Gomez Palacio
           ---------------------                ---------------------
    Title: Senior Vice President         Title: President
           ---------------------

    Date: June 17, 1996                  Date: June 18, 1996

                                     By: /s/ James K. Malone
                                         ----------------------------
                                         Name: James Malone
                                               ----------------------
                                               Chairman of the Board

                                               Date: June 18, 1996

                                   SCHEDULE A

                              HEILEMAN SUBSIDIARIES

Blitz-Weinherd Brewing Company

Carling National Brewing Company, Inc.

Christian Schmidt Brewing Company

GHB Souvenir Sales, Inc.

Heileman Air Services, Inc.

Heileman Brewing Company, Inc.

Heileman Export Marketing, Inc.

HBC Leasing Company, Inc.

Lone Star Brewing Company, Inc.

Rainier Brewing Company, Inc.

                                   SCHEDULE B

                                   CERTIFICATE

      This Certificate has been given by The Stroh Brewery Company, an Arizona corporation, to Anchor Glass Container Corporation, a Delaware corporation, pursuant to Section 2 of the Supply Agreement dated June 17, 1996 between Stroh and Anchor ("Supply Agreement"). Capitalized terms that are used but not defined herein will have the meanings ascribed to them in the Supply Agreement.

      Buyer hereby certifies to Seller that, upon delivery by Seller to Buyer of the portion of the Cash Payment due upon the Heileman Closing Date, (A) the Heileman Closing will be consummated and complete, subject to no conditions or contingencies; (B) Buyer will own all the Heileman Assets, free of any claims by Heileman, any trustee in bankruptcy for Heileman, any creditors of Heileman or any other person or entity, excepting only (i) the liens securing loans to Buyer in the aggregate amount $250,000,000.00, as evidenced by the Credit Agreement dated on or about the date of the Heileman Closing among Buyer, Stroh, Inc., certain subsidiaries of Buyer, certain lending banks named therein, and Morgan Guaranty as agent and (ii) other liens existing in the ordinary course of Buyer's business; (C) the sale of the Heileman Assets to Buyer on the Heileman Closing Date will be permitted by the United States Bankruptcy Court for the District of Delaware; (D) Buyer will have the full right to produce, bottle and distribute all the products currently produced, bottled or distributed by the Transaction Sellers; and (E) all Buyer's representations and warranties in the Supply Agreement are true and complete on the date of the Heileman Closing.

                                     THE STROH BREWERY COMPANY


                                     By:
                                        -----------------------------


                                     By:
                                        -----------------------------

                                   SCHEDULE C

                       HEILEMAN BREWERIES AND OTHER PLANTS

La Crosse, Wisconsin,

Baltimore, Maryland,

San Antonio, Texas,

Seattle, Washington,

Portland, Oregon,

Perry, Georgia

                                   SCHEDULED
                                      FY97

FY97 ANCHOR PRICING           Rev 3  6/6/97

                  PKG    STROH                      P.O.     Dividing   Standard
    DESCRIPTION   CODE   PART #   MOULD   PRICE   PRICE/GR       Unit     Cost
                                                  --------

        ***       ***    ***       ***    ***        ***          ***      ***


*** Portions hereof have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406 of Regulation C.



                               Schedule D - Page 1

                                      FY97
                                  Rev 3 6/6/97

FY97 ANCHOR PRICING

                  PKG    STROH                      P.O.     Dividing   Standard
    DESCRIPTION   CODE   PART #   MOULD   PRICE   PRICE/GR       Unit     Cost
                                                  --------

        ***       ***    ***       ***    ***        ***          ***      ***


*** Portions hereof have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406 of Regulation C.



                                                             Schedule D - Page 2

                                      FY97
                                  Rev 3 6/6/97

FY97 ANCHOR PRICING

                  PKG    STROH                      P.O.     Dividing   Standard
    DESCRIPTION   CODE   PART #   MOULD   PRICE   PRICE/GR       Unit     Cost
                                                  --------

        ***       ***    ***       ***    ***        ***          ***      ***


*** Portions hereof have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406 of Regulation C.


                                                             Schedule D--Page 3

                                      FY97
                                  Rev 3 6/6/97

FY97 ANCHOR PRICING

                  PKG    STROH                      P.O.     Dividing   Standard
    DESCRIPTION   CODE   PART #   MOULD   PRICE   PRICE/GR       Unit     Cost
                                                  --------

        ***       ***    ***       ***    ***        ***          ***      ***


*** Portions hereof have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406 of Regulation C.


                                                             Schedule D--Page 4

                                      FY97
                                  Rev 3 6/6/97

FY97 ANCHOR PRICING

                  PKG    STROH                      P.O.     Dividing   Standard
    DESCRIPTION   CODE   PART #   MOULD   PRICE   PRICE/GR       Unit     Cost
                                                  --------

        ***       ***    ***       ***    ***        ***          ***      ***


*** Portions hereof have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406 of Regulation C.


                                                             Schedule D--Page 5

                                      FY97
                                  Rev 3 6/6/97

FY97 ANCHOR PRICING

                  PKG    STROH                      P.O.     Dividing   Standard
    DESCRIPTION   CODE   PART #   MOULD   PRICE   PRICE/GR       Unit     Cost
                                                  --------

        ***       ***    ***       ***    ***        ***          ***      ***


*** Portions hereof have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406 of Regulation C.





                                                            Schedule D - page 6

                                      FY97
                                  Rev 3 6/6/97

FY97 ANCHOR PRICING

                  PKG    STROH                      P.O.     Dividing   Standard
    DESCRIPTION   CODE   PART #   MOULD   PRICE   PRICE/GR       Unit     Cost
                                                  --------

        ***       ***    ***       ***    ***        ***          ***      ***


*** Portions hereof have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406 of Regulation C.





                                                            Schedule D - page 7

                                      FY97
                                  Rev 3 6/6/97

FY97 ANCHOR PRICING

                  PKG    STROH                      P.O.     Dividing   Standard
    DESCRIPTION   CODE   PART #   MOULD   PRICE   PRICE/GR       Unit     Cost
                                                  --------

        ***       ***    ***       ***    ***        ***          ***      ***


*** Portions hereof have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406 of Regulation C.




                                                            Schedule D - page 8

                                   SCHEDULE E

                             Primary Cost Components

      ***


*** Portions hereof have been omitted and filed separately with the Commission pursuant to a request for confidential treatment in accordance with Rule 406 of Regulation C.